IMPORTANT INFORMATION REGARDING A CHANGE IN PRINCIPAL

INVESTMENT STRATEGIES FOR ING AMERICAN FUNDS BOND PORTFOLIO

ING INVESTORS TRUST

ING American Funds Bond Portfolio

(“Portfolio”)

Supplement dated April 5, 2012

to the Portfolio’s Prospectus dated April 29, 2011

(“Prospectus”)

On March 8, 2012, the Portfolio’s Board of Trustees (“Board”) approved changing the Portfolio’s current “master-feeder” fund structure in which the Portfolio invests all of its assets in a “master fund” managed by Capital Research and Management CompanySM to that of a “traditional” fund structure in which the Portfolio will invest directly in securities under the day-to-day management of a sub-adviser. The Board approved a proposal appointing ING Investment Management Co. LLC (“ING IM”) as the Portfolio’s sub-adviser (“Proposal”) with subsequent revisions to the Portfolio’s name, investment objective, fee structure, and principal investment strategies. The Proposal to appoint ING IM as the Portfolio’s sub-adviser requires shareholder approval. A proxy statement detailing the Proposal is expected to be mailed to shareholders on or about May 25, 2012, and a shareholder meeting is scheduled to be held on or about July 17, 2012. The Portfolio will notify shareholders if shareholder approval of the Proposal is not obtained. If shareholder approval of the Proposal is obtained, effective at the close of business on or about July 20, 2012, ING IM will begin managing the Portfolio under a new investment program pursuant to a new sub-advisory agreement.

Pending shareholder approval of the Proposal, effective on or about July 20, 2012, the Portfolio’s Prospectuses will be revised as follows:

1.	All references to the Portfolio as a “feeder fund” or the Portfolio’s fund structure as a “Master/Feeder” fund structure are hereby deleted in their entirety.

2.	All references to “ING American Funds Bond Portfolio” are hereby deleted and replaced with “ING Bond Portfolio.”

3.	The section entitled “Investment Objective” of the summary section of the Portfolio’s Prospectus is hereby deleted and replaced with the following:

INVESTMENT OBJECTIVE

The Portfolio seeks to provide maximum total return through income and capital appreciation.

4.

The table in the section entitled “Fees and Expenses of the Portfolio — Annual Portfolio Operating Expenses” of the summary section of the Portfolio’s Prospectus is deleted in its entirety and replaced with the following:

Annual Portfolio Operating Expenses1

Expenses you pay each year as a % of the value of your investment

Management Fee[2]	0.48%
Distribution and/or Shareholder Services (12b-1) Fees	0.60%
Administrative Services Fee[3]	0.10%
Other Expenses	0.07%
Total Annual Portfolio Operating Expenses	1.25%
Waivers and Reimbursements[4]	(0.50)%
Total Annual Portfolio Operating Expenses After	0.75%
Waivers and Reimbursements
1	The expense ratio has been adjusted to reflect current contractual rates.
2

Prior to July 20, 2012, the Portfolio operated as a feeder fund and invested all of its assets in Class 1 shares of a master fund, the American Funds Insurance Series® Bond Fund (“Master Fund”), and the management fee previously paid by the Portfolio of 0.37% was the management fee of the Master Fund. This management fee was not paid to the adviser of the Portfolio.

3	Prior to July 20, 2012, the Portfolio did not pay an administrative services fee.
4	The adviser is contractually obligated to limit expenses to 0.75% through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the then current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. In addition, the distributor is contractually obligated to waive 0.35% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

5.	The table in the section entitled “Fees and Expenses of the Portfolio — Expense Examples” of the Portfolio’s Prospectus is hereby deleted in its entirety and replaced with the following:

1 Yr	3 Yrs	5 Yrs	10 Yrs
$77	347	633	1,467

6.	The section entitled “Principal Investment Strategies” of the summary section of the Portfolio’s Prospectus is hereby deleted and replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of bonds. The Portfolio will provide shareholders with at least 60 days prior notice of any change in the investment policy.

Bonds include, but are not limited to, corporate, government, and mortgage bonds, which, at the time of purchase, are rated investment-grade. Investment grade bonds are rated at least BBB- by Standard & Poor’s Rating Services or Baa3 by Moody’s Investors Service, Inc., have an equivalent rating by a nationally recognized statistical rating organization, or, if unrated, are determined by the sub-adviser (“Sub-Adviser”) to be of comparable quality.

The Portfolio may also invest in: preferred stocks; high quality money market instruments; municipal bonds, debt securities of foreign issuers; securities denominated in foreign currencies; foreign currencies; mortgage-backed and asset-backed securities; and derivatives including futures, options, and swaps involving securities, securities indices and interest rates, which may be denominated in the U.S. dollar or foreign currencies.

Although the Portfolio may invest a portion of its assets in below investment grade debt securities, commonly referred to as “junk bonds,” the Portfolio will seek to maintain a minimum average portfolio quality rating of at least investment-grade. Generally, the Sub-Adviser maintains a dollar-weighted average duration between three and ten years. Duration is the most commonly used measure of risk in fixed-income investment as it incorporates multiple features of the fixed-income instrument (i.e., yield, coupon, maturity, etc.) into one number. Duration is a measure of sensitivity of the price of a fixed-income instrument to a change in interest rates. Duration is a weighted average of the times that interest payments and the final return of principal are received. The weights are the amounts of the payments discounted by the yield-to-maturity of the fixed income instrument. Duration is expressed as a number of years. The bigger the duration number, the greater the interest rate risk or reward for the fixed-income instrument prices. For example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of five years would be expected to rise approximately 5% if interest rates drop by one percentage point.

The Portfolio typically uses derivatives to reduce exposure to other risks, such as interest rate or currency risk, to substitute for taking a position in the underlying asset, and/or to enhance returns in the Portfolio. The Portfolio may seek to obtain exposure to the securities in which it invests by entering into a series of purchase and sale contracts or through other investment techniques such as buy backs and dollar rolls.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules and regulations and exemptive orders thereunder (“1940”).

The investment process focuses on buying bonds at a discount to their intrinsic value. The Sub-Adviser utilizes proprietary quantitative techniques to identify bonds or sectors that are inexpensive relative to other bonds or sectors based on their historical price relationships. Teams of asset specialists use this relative value analysis to guide them in the security selection process.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its assets.

7.	The section entitled “Principal Risks” of the summary section of the Portfolio’s Prospectus is hereby deleted and replaced with the following:

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

Call. During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income.

Company. The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stocks could become worthless.

Credit. Prices of bonds and other debt securities can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In severe cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency. To the extent that the Portfolio invests directly in foreign currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments. Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns.

Foreign Investments. Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, foreign currency fluctuations, currency blockage, or political changes or diplomatic developments.

High-Yield Securities. Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Interest Rate. With bonds and other fixed rate debt securities, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the security, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk.

Investment Model. The Sub-Adviser’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.

Liquidity. If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market. Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods.

Mortgage-Related Securities Default on the underlying assets of the mortgage-related securities held by the Portfolio may impair the value of the securities and there may be limitations on the enforceability of any security interest granted with respect to those assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of fixed-income securities.

Municipal Obligations. The municipal market in which the Portfolio invests is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.

Other Investment Companies. The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.

Prepayment and Extension. Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by the Portfolio later than expected, which may decrease the value of the obligation and prevent the Portfolio from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

Securities Lending. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

U.S. Government Securities and Obligations. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

8.	The section entitled “Portfolio Management” of the summary section of the Portfolio’s Prospectus is hereby deleted and replaced with the following:

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
ING Investments, LLC	ING Investment Management Co. LLC

Portfolio Managers
Christine Hurtsellers	Michael Mata
Portfolio Manager (since 07/12)	Portfolio Manager (since 07/12)
Matthew Toms
Portfolio Manager (since 07/12)

9.

The section entitled “More Information About the Portfolios – Additional Information About the Portfolios” of the statutory section of the Portfolio’s Prospectus is hereby amended to include the following:

Derivative Instruments. Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of a portfolio and reduce its returns. Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. The investment of a portfolio’s assets required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the portfolio; therefore, the purchase of certain derivatives may have an economic leveraging effect on the portfolio; thus exaggerating any increase or decrease in the net asset value of the portfolio. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability to perform its obligations and further that any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or for prices that do not reflect current market value. A portfolio’s adviser or sub-adviser might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains to a portfolio.

Investment Model. The manager’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors. The proprietary models used by a manager to evaluate securities or securities markets are based on the manager’s understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.

Municipal Obligations. The municipal market in which a portfolio invests is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities. Municipal revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility’s user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. Many municipal securities are issued to finance projects relating to education, health care, transportation and utilities. Conditions in those sectors may affect the overall municipal market. In addition, municipal securities backed by current or anticipated revenues from a specific project or specific asset may be adversely affected by the discontinuance of the taxation supporting the project or asset or the inability to collect revenues for the project or from assets. If an issuer of a municipal security does not comply with applicable tax requirements, interest from the security may become taxable and the security could decline in value.

Other Investment Companies. The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Because a portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the portfolio.

Other investment companies include ETFs and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF’s shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges’ officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

Securities Lending. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that a portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that a portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

To generate additional income, a portfolio may lend securities to financial institutions that are believed to be creditworthy by the adviser. When lending securities, a portfolio will receive cash or U.S. government securities as collateral.

When a portfolio lends its securities, it is responsible for investing the cash it receives as collateral from the borrower, and the portfolio could incur losses in connection with the investment of such collateral, often referred to as “investment risk.” A portfolio will minimize investment risk by limiting the investment of cash collateral to high-quality instruments of short maturity.

A portfolio may also lose money from the failure of a borrower to return a borrowed security in a timely manner, often referred to as “borrower default risk.” In the event of a borrower default, a portfolio will be protected to the extent the portfolio is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. In addition, a portfolio will be protected by its securities lending agent, which has agreed to indemnify the portfolio from losses resulting from borrower default.

10.

The last paragraph of the section entitled “Management of the Portfolios – The Investment Adviser” of the statutory section of the Portfolio’s Prospectus is hereby deleted in its entirety and replaced with the following:

For information regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory relationships (if applicable) (except ING Bond Portfolio), please refer to the Portfolios’ annual shareholder report dated December 31, 2010.

For information regarding the basis for the Board’s approval of the investment sub-advisory relationship for ING Bond Portfolio, please refer to the Portfolio’s semi-annual shareholder report to be dated June 30, 2012.

11.	The following is added to the section entitled “Management of the Portfolios” of the statutory section of the Portfolio’s Prospectus:

The Sub-Adviser and Portfolio Managers — ING Bond Portfolio

The Adviser has engaged a sub-adviser to provide the day-to-day management of the Portfolio’s portfolio. The sub-adviser is an affiliate of the ING Investments.

The Adviser acts as a “manager-of-managers” for the Portfolio. The Adviser delegates to the sub-adviser of the Portfolio the responsibility for investment management, subject to the Adviser’s oversight. The Adviser is responsible for monitoring the investment program and performance of the sub-adviser of the Portfolio.

From time to time, the Adviser may also recommend the appointment of additional sub-advisers or replacement of sub-advisers to the Portfolio’s Board. It is not expected that the Adviser would normally recommend replacement of an affiliated sub-adviser as part of its oversight responsibilities. The Portfolio and the Adviser have received exemptive relief from the SEC to permit the Adviser, with the approval of the Portfolio’s Board, to appoint an additional non-affiliated sub-adviser or to replace an existing sub-adviser with a non-affiliated sub-adviser, as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Portfolio’s shareholders. The Portfolio will notify shareholders of any change in the identity of the sub-adviser of the Portfolio, the addition of a sub-adviser to the Portfolio, or any change in the terms of a contract with a non-affiliated sub-adviser. In this event, the name of the Portfolio and its investment strategies may also change.

Under the terms of the sub-advisory agreement, the agreement can be terminated by the Adviser or the Portfolio’s Board. In the event the sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or the Adviser may assume day-to-day investment management of the Portfolio.

ING Investment Management Co. LLC

ING Investment Management Co. LLC (“ING IM” or “Sub-Adviser”), a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. The principal office of ING IM is located at 230 Park Avenue, New York, New York 10169. As of December 31, 2011, ING IM managed approximately $64.4 billion in assets.

The following individuals are jointly responsible for the day-to-day management of ING Bond Portfolio.

Christine Hurtsellers, CFA, Portfolio Manager, has been with ING IM since 2005 and leads the fixed-income business for ING IM. From 1999 to 2005, Ms. Hurtsellers worked at Freddie Mac® where she managed adjustable-rate mortgages, mortgage-backed securities, collateralized mortgage obligations, and mortgage derivatives portfolios. Ms. Hurtsellers also managed portfolios for Alliance Capital Management and Banc One.

Michael Mata, Portfolio Manager, joined ING IM in 2004, and is head of multi-sector fixed-income strategies for the ING IM fixed-income group, that includes our U.S. core, core plus, and global bond strategies. Prior to joining ING IM, Mr. Mata was employed by Putnam Investments, where he was the senior risk manager for fixed-income portfolios. His previous experience includes risk management for fixed-income derivative and bond arbitrage trading at Lehman Brothers.

Matthew Toms, CFA, Portfolio Manager, joined ING IM in September, 2009 as senior vice president and head of credit. In this role, Mr. Toms directly oversees the investment teams responsible for the corporate bond and high-yield strategies for ING’s general account as well as third party clients, and ensures the coordination of credit strategies with the global emerging market team. Prior to joining ING IM, Mr. Toms was employed by Calamos Investments from March, 2007 to September, 2009, where he established and grew their fixed-income business. From May, 2000 to March, 2007, Mr. Toms was employed by Northern Trust and Lincoln National in various different roles.

Historical sub-adviser/name and strategies information:
Effective Date	Fund Name	Adviser
July 16, 2012	ING Bond Portfolio*	ING Investments, LLC
Since Inception	ING American Funds Bond Portfolio	ING Investments, LLC

* Name change, appointment of a sub-adviser, change in investment objective, and in principal investment strategies. Prior to July 20, 2012 the Portfolio operated as a feeder fund and the performance is attributable to the management team of the master fund.

12.

The first paragraph of the section entitled “Management of the Portfolios – The Administrator” of the statutory section of the Portfolio’s Prospectus is hereby deleted in its entirety and replaced with the following:

All Portfolios except ING Bond Portfolio

ING Funds Services, LLC (“Administrator”) serves as administrator to each Portfolio and receives an annual administrative services fee equal to 0.10% of each Portfolio’s average daily net assets except for ING American Funds Asset Allocation Portfolio, ING American Funds Growth Portfolio, and ING American Funds International Portfolio. For ING American Funds Asset Allocation Portfolio, ING American Funds Growth Portfolio, and ING American Funds International Portfolio the administrator receives an annual administrative service fee equal to 0.10% of each Portfolio’s average daily net assets if the Portfolio does not invest all of its assets in the corresponding Master Fund. When assets of the Portfolios are invested in the Master Funds, the administrative services fees are 0.00%.

ING Bond Portfolio

The Administrator receives an annual administrative services fee equal to 0.10% of the Portfolio’s average daily net assets. Prior to July 20, 2012, the Administrator of the Portfolio did not receive an administrative services fee as the Portfolio operated as a feeder fund and invested all of its assets in Class 1 shares of a master fund, the American Funds Insurance Series® Bond Fund.

13.	The section entitled “How Shares are Priced” of the statutory section of the Portfolio’s Prospectus is hereby deleted in its entirety and replaced with the following:

All Portfolios except ING Bond Portfolio

The net asset value (“NAV”) per share of each class of each Portfolio is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of each Portfolio is computed by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. The NAV of each Portfolio is determined based upon the NAV of the respective Master Fund.

Securities of each Master Fund are valued at their NAV. For more information regarding the determination of NAV of each Master Fund, including the circumstances under which the Master Funds will use fair value pricing and the effects of using fair value pricing, see the Master Funds’ Prospectus and SAI.

When your Variable Contract or Qualified Plan is buying shares of a Portfolio, it will pay the NAV that is next calculated after the order from the Variable Contract Holder or Qualified Plan Participant is received in proper form. When the Variable Contract Holder or Qualified Plan Participant is selling shares, it will normally receive the NAV that is next calculated after the order form is received from the Variable Contract Holder or Qualified Plan participant in proper form. Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive that day’s price, your order must be received by Market Close.

ING Bond Portfolio

The NAV per share of the Portfolio is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolio is open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of the Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. To the extent the Portfolio invests in other open-end funds (other than ETFs), the Portfolio will calculate its NAV using the NAV of the funds in which it invests as described in that fund’s prospectus.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Portfolio will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Portfolio’s NAV is not calculated. As a result, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem the Portfolio’s shares. When market quotations are not available or are deemed unreliable, the Portfolio will use a fair value for an asset that is determined in accordance with procedures adopted by the Portfolio’s Board. The types of assets for which such fair value pricing might be required include, but are not limited to:

•	Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;

•	Securities of an issuer that has entered into a restructuring;

•	Securities whose trading has been halted or suspended;

•	Fixed-income securities that have gone into default and for which there are no current market value quotations; and

•	Securities that are restricted as to transfer or resale.

The Portfolio or the Adviser may rely on the recommendations of a fair value pricing service approved by the Portfolio’s Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. The Adviser will make such determinations in good faith in accordance with procedures adopted by the Portfolio’s Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

When your Variable Contract or Qualified Plan is buying shares of a Portfolio, it will pay the NAV that is next calculated after the order from the Variable Contract Holder or Qualified Plan Participant is received in proper form. When the Variable Contract Holder or Qualified Plan Participant is selling shares, it will normally receive the NAV that is next calculated after the order form is received from the Variable Contract Holder or Qualified Plan participant in proper form. Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive that day’s price, your order must be received by Market Close.

14.	The section entitled “How To Buy And Sell Shares” of the statutory section of the Portfolio’s Prospectus is amended to include the following after the 3rd paragraph:

ING Bond Portfolio

In addition, for ING Bond Portfolio, the Portfolio’s shares may be purchased by certain other management investment companies, including through fund-of-fund arrangements with ING affiliated funds. In some cases the Portfolio may serve as a primary or significant investment vehicle for the fund-of-funds. From time to time, the Portfolio may experience large investments or redemptions due to allocation or rebalancing by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Portfolio management. For example, the Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales or securities result in gains and could also increase transaction costs or portfolio turnover. The Adviser and Sub-Adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Portfolio as a result of these transactions. So long as the Portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

15.	The first paragraph of the section entitled “How To Buy And Sell Shares – Distribution Plan And Shareholder Service Plan” of the statutory section of the Portfolio’s Prospectus is deleted and replaced with the following:

Each Portfolio has a Plan of Distribution pursuant to Rule 12b-1 (“Distribution Plan”) in accordance with Rule 12b-1 under the 1940 Act for the shares. Under the Distribution Plan, each Portfolio makes payment at an annual rate of an amount as noted in the table below of the Portfolio’s average daily net assets attributable to its shares. The Distributor has contractually agreed to waive 0.35% of the distribution fee for ING Bond Portfolio. This waiver will continue through May 1, 2014. These payments are made to the Distributor on an ongoing basis as compensation for services the Distributor provides and expenses it bears in connection with the marketing and other fees to support the sale and distribution of the shares of the Portfolios. Because these fees are paid out of a Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

IMPORTANT INFORMATION REGARDING A CHANGE IN PRINCIPAL

INVESTMENT STRATEGIES FOR ING AMERICAN FUNDS BOND PORTFOLIO

ING INVESTORS TRUST

ING American Funds Bond Portfolio

(“Portfolio”)

Supplement dated April 5, 2012

to the Portfolio’s Statement of Additional Information (“SAI”)

dated April 29, 2011

On March 8, 2012, the Portfolio’s Board of Trustees (“Board”) approved changing the Portfolio’s current “master-feeder” fund structure in which the Portfolio invests all of its assets in a “master fund” managed by Capital Research and Management CompanySM to that of a “traditional” fund structure in which the Portfolio will invest directly in securities under the day-to-day management of a sub-adviser. The Board approved a proposal appointing ING Investment Management Co. LLC (“ING IM”) as the Portfolio’s sub-adviser (“Proposal”) with subsequent revisions to the Portfolio’s name, investment objective, fee structure, and principal investment strategies. The Proposal to appoint ING IM as the Portfolio’s sub-adviser requires shareholder approval. A proxy statement detailing the Proposal is expected to be mailed to shareholders on or about May 25, 2012, and a shareholder meeting is scheduled to be held on or about July 17, 2012. The Portfolio will notify shareholders if shareholder approval of the Proposal is not obtained. If shareholder approval of the Proposal is obtained, effective at the close of business on or about July 20, 2012, ING IM will begin managing the Portfolio under a new investment program pursuant to a new sub-advisory agreement.

Pending shareholder approval of the Proposal, effective on or about July 20, 2012, the Portfolio’s SAI will be revised as follows:

1.	All references to the Portfolio as a “Feeder Portfolio” or the Portfolio’s fund structure as a “Master/Feeder” fund structure are hereby deleted in their entirety.

2.	All references to “ING American Funds Bond Portfolio” are hereby deleted and replaced with “ING Bond Portfolio.”

3.	The section entitled “Investment Restrictions – Non-Fundamental Investment Policies of the Feeder Portfolios” of the Portfolio’s SAI is amended to include the following:

Non-Fundamental Investment Policy – ING Bond Portfolio

The Board has adopted the following non-fundamental investment policy which may be changed by the Board without a shareholder vote:

ING Bond Portfolio has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of bonds. The Portfolio has also adopted a policy to provide its shareholders with at least 60 days’ prior notice of any changes in such investment policy. If, subsequent to an investment, the 80%

requirement is no longer met, the Portfolio’s future investments will be made in a manner that will bring the Portfolio into compliance with this policy.

4.	The section entitled “Advisory, Distributor, and/or Service Fees Waived or Recouped” of the Portfolio’s SAI is amended to include the following:

ING Bond Portfolio

The Adviser has entered into an expense limitation agreement with the Portfolio (“Expense Limitation Agreement”) pursuant to which the Adviser has agreed to waive or limit its fees. In connection with the Expense Limitation Agreement and certain U.S. tax requirements, the Adviser will assume other expenses so that the total annual ordinary operating expenses of the Portfolio (which excludes interest, taxes, brokerage commissions, acquired fund fees and expenses, other investment-related costs, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of the Portfolio’s business, and expenses of any counsel or other persons or services retained by the Portfolio’s Trustees who are not “interested persons” (as defined in the 1940 Act) of the Adviser) do not exceed the limits set forth below of the Portfolio’s average daily net assets, subject to possible recoupment by the Adviser within three years.

Portfolio
ING Bond Portfolio	0.75%

The Portfolio may at a later date reimburse the Adviser for management fees waived and other expenses assumed by the Adviser during the previous thirty-six (36) months, but only if, after such reimbursement, the Portfolio’s expense ratio does not exceed the percentage described above. The Adviser will only be reimbursed for fees waived or expenses assumed after the effective date of the Expense Limitation Agreement.

The Expense Limitation Agreement provides that the expense limitation shall continue until May 1, 2014. The Expense Limitation Agreement is contractual and, after an initial term, shall renew automatically for one-year terms unless the Adviser provides written notice of termination of the Expense Limitation Agreement to the Independent Chairperson of the Board within ninety (90) days prior to the end of the then-current term or upon termination of the Investment Advisory Agreement. The Expense Limitation Agreement may also be terminated by the Trust, without payment of any penalty, upon written notice to the Adviser within ninety (90) days’ prior written notice at its principal place of business.

5.	The following section is included following the section entitled “Advisory, Distributor, and/or Service Fees Waived or Recouped” of the Portfolio’s SAI:

SUB-ADVISER – ING Bond Portfolio

The Portfolio’s Advisory Agreement provides that the Adviser, with the approval of the Board, may select and employ an investment adviser to serve as sub-adviser for the Portfolio, shall monitor the sub-adviser’s investment programs and results, and shall coordinate the investment activities of the sub-adviser to ensure compliance with regulatory restrictions. The Adviser has engaged the services ING Investment

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Management Co. LLC (“ING IM” or “Sub-Adviser”) to provide sub-advisory services to the Portfolio.

Pursuant to a Sub-Advisory Agreement dated July 20, 2012 between the Adviser and the Sub-Adviser, ING IM serves as Sub-Adviser to the Portfolio. In its capacity, the Sub-Adviser, subject to the supervision and control of the Adviser and the Board, on behalf of the Portfolio, manages the Portfolio’s portfolio investments consistently with the Portfolio’s investment objective, and executes any of the Portfolio’s investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Adviser. The Sub-Adviser’s principal address is 230 Park Avenue, New York, New York, 10169. The Sub-Adviser is an affiliate of the Adviser and an indirect, wholly-owned subsidiary of ING Groep.

The Adviser pays all of its expenses arising from the performance of its obligations under the Advisory Agreement, including all fees payable to the Sub-Adviser, and executive salaries and expenses of the Trustees and officers of the Trust who are employees of the Adviser or its affiliates. The Sub-Adviser pays all of its expenses arising from the performance of its obligations under a Sub-Advisory Agreement.

After an initial term of two (2) years, the Sub-Advisory Agreement continues in effect from year-to-year so long as such continuance is specifically approved at least annually by: (i) a majority vote of the Trustees, including a majority of the Trustees who are not “interested persons” of the Trust, (ii) the Adviser or the Sub-Adviser; or (iii) the vote of a “majority” (as defined in the 1940 Act) of the Portfolio’s outstanding shares voting as a single class provided that such continuance is also approved by at least a majority of the Board who are not “interested persons” (as defined in the 1940 Act) of the Adviser by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Sub-Advisory Agreement may be terminated without payment of penalty at any time by: (i) the Trustees; (ii) a majority vote of the outstanding voting securities of the Portfolio; (iii) the Adviser; or (iv) the Sub-Adviser with not less than sixty (60) days’ written notice by the Trustees, the majority vote of the outstanding securities of the Portfolio, the Adviser, or the Sub-Adviser. The Sub-Advisory Agreement terminates automatically in the event of its assignment or in the event of the termination of the Advisory Agreement.

Approval of Sub-Advisory Agreement

For information regarding the basis for the Board’s approval of the investment sub-advisory agreement for the Portfolio, please refer to the Portfolio’s semi-annual shareholder report to be dated June 30, 2012.

Manager-of-Managers Structure

On May 24, 2002, the SEC issued an Exemptive Relief Order permitting the Adviser to enter into new investment sub-advisory agreements with non-affiliated sub-advisers or to materially amend an existing sub-advisory agreement, subject to approval by the Board (including a majority of Independent Trustees), but without shareholder approval. This authority is subject to certain conditions, including: (i) the requirement that the Trustees (including a majority of Independent Trustees) must approve any new or amended sub-advisory agreements with a sub-adviser on behalf of the Portfolio, (ii) the condition that

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an information statement describing any change in sub-adviser will be provided to shareholders within ninety (90) days of the change; and (iii) the Portfolio’s shareholders have approved this arrangement.

The Adviser remains responsible for providing general management services to the Portfolio, including overall supervisory responsibility for the general management services to the Portfolio, including overall supervisory responsibility for the general management and investment of the Portfolio’s assets and, subject to the review and approval of the Board, will among other things: (i) set the Portfolio’s overall investment strategies; (ii) evaluate, select, and recommend a sub-adviser to manage all or part of the Portfolio’s assets; (iii) when appropriate, allocate and reallocate the Portfolio’s assets among multiple sub-advisers; (iv) monitor and evaluate the investment performance of the sub-advisers; and (v) implement procedures that the Adviser believes are reasonably designed to ensure that the sub-advisers comply with the Portfolio’s investment objectives, policies, and restrictions.

The Adviser retains overall responsibility for monitoring the investment program maintained by the Sub-Adviser for compliance with applicable laws and regulations and the Portfolio’s investment objectives. In addition, the Adviser will consult with, and assist, the Sub-Adviser in maintaining appropriate policies, procedures, and records and oversee matters relating to promotion, marketing materials, and reports by the Sub-Adviser to the Trust’s Board.

Sub-Advisory Fees

As compensation to the Sub-Adviser for its services under the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser, expressed as an annual rate, a monthly fee in arrears equal to the following percentage of the Portfolio’s average daily net assets managed during the month.

Sub-Adviser	Portfolio	Sub-Advisory Fee
ING IM	ING Bond Portfolio

0.216% on the first $600 million of assets;

0.198% on the next $400 million of assets;

0.180% on the next $1 billion of assets;

0.171% on the next $1 billion of assets; and

0.162% on assets in excess of $3 billion

Portfolio Managers

ING Bond Portfolio

Sub-Adviser: ING IM

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2011:

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Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Christine Hurtsellers	14	$5,179,773,821	31	$7,079,389,406	22	$8,881,998,309
Michael Mata	4	$4,097,432,515	0	$0	2	$164,437,243
Matthew Toms	3	$3,460,195,212	0	$0	0	$0

Potential Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the Portfolio and management of other accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, model portfolios used for wrap fee programs and hedge funds. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, ING IM has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

While ING IM does not monitor the specific amount of time that a portfolio manager spends on a single account, senior personnel periodically review the performance of portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.

Portfolio managers make investment decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that account. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one account and not another account. Generally, however, accounts in a particular product strategy with similar objectives are managed similarly. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account.

ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Purchases of money market instruments and fixed-income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, ING IM attempts to mitigate any potential unfairness by basing non pro rata allocations upon an objective predetermined

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criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of ING IM so that fair and equitable allocation will occur over time.

A portfolio manager may manage an account which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Portfolio. ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Portfolio on a fair and equitable basis over time.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions as in securities where other accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Portfolios.

Compensation Structure of Portfolio Managers

Compensation consists of: (i) a fixed base salary; (ii) a bonus, which is based on ING IM performance, one and three year pre-tax performance of mutual fund accounts the portfolio managers are primarily and jointly responsible for relative to peer universe performance and asset and revenue growth of the accounts they are responsible for; and (iii) long-term equity awards tied to the performance of our parent company, ING Groep.

Portfolio managers are also eligible to participate in an annual cash incentive plan delivered in part in cash and in part deferred award in the form of ING stock. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. ING IM has a defined index (the Barclays Capital U.S. Aggregate Bond Index) and set performance goals to appropriately reflect requirements for the investment team. The measures for the team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards measure investment performance versus benchmark and peer groups over one-, three-, and five-year periods; and year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) and revenue growth for all accounts managed by the team. The results for overall ING IM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (45% investment performance, 15% net cash flow, and 15% revenue growth).

Based on job function, internal comparators and external market data, the portfolio managers participate in the ING Long-Term Incentive Plan. Plan awards are based on the current year’s performance as defined by the ING IM components of the annual incentive

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plan. The awards are pad in a combination of ING restricted stock and performance shares and vest in three (3) years.

If a portfolio manager’s base salary compensation exceeds a particular threshold, he or she may participate in ING’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2011, including investments by his or her immediate family members and amounts invested through retirement and deferred compensation plans:

Portfolio Manager	Dollar Range of Portfolio Shares Owned
Christine Hurstellers Michael Mata Matthew Toms	None None None

6.	The section entitled “Administrator” of the Portfolio’s SAI is amended to include the following:

ING Bond Portfolio

The Administrator receives an annual administrative services fee equal to 0.10% of the Portfolio’s average daily net assets. Prior to July 20, 2012, the Administrator of the Portfolio did not receive an administrative services fee as the Portfolio operated as a Feeder Portfolio and invested all of its assets in Class 1 shares of a master fund, the American Funds Insurance Series® Bond Fund.

7.	The section entitled “Distribution of Trust Shares – Distribution Plans of the Feeder Portfolios” of the Portfolio’s SAI is renamed to “Distribution of Trust Shares – Distribution Plans.”

8.	The first paragraph of the section entitled “Distribution of Trust Shares – Distribution Plans” is deleted and replaced with the following:

The Trust has adopted a distribution plan in accordance with Rule 12b-1 under the 1940 Act on behalf of ING Bond Portfolio and each Feeder Portfolio (“Distribution Plan”). The Distribution Plan provides that ING Bond Portfolio and the Feeder Portfolios shall pay a distribution fee (“Distribution Fee”), for distribution services including payments to the Distributor at annual rates not to exceed 0.50% of the average daily net assets of each of ING American Funds Growth Portfolio and ING American Funds International Portfolio; 0.35% of the average daily net assets of ING Bond Portfolio; and 0.45% of the average daily net assets of each of ING American Funds Asset Allocation Portfolio, ING American Funds Global Growth and Income Portfolio, and ING American Funds International Growth and Income Portfolio for distribution services. The Distributor has contractually agreed to waive 0.35% of the distribution fee for ING Bond Portfolio. This

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waiver will continue through May 1, 2014. The Distributor may use all or any portion of such Distribution Fee to pay for expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. The Distribution Plan was approved by all of the Trustees, including all of the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Distribution Plan.

9.	The following section is included following the section entitled “Net Asset Value of the Feeder Portfolios” of the Portfolio’s SAI:

NET ASSET VALUE – ING BOND PORTFOLIO

As noted in the Prospectus, the NAV and offering price of the Portfolio’s shares will be determined once daily as of the close of regular trading (“Market Close”) on the NYSE (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) during each day on which the NYSE s open for trading. As of the date of this SAI, the NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the OTC market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ official closing price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. (See “How Shares are Priced” section of the Prospectus.) The long-term debt obligations held in the Portfolio’s portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when OTC market quotations are readily available.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of the Portfolio’s Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Portfolio calculates its NAV, may also be valued at their fair values as determined in good faith by or under the supervision of the Portfolio’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolio related to registration of the

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security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Portfolio determines its NAV or if the foreign exchange closes prior to the time the Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Portfolio in foreign securities markets. Further, the value of a Portfolio’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Portfolio. In calculating a Portfolio’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents.

If a significant event occurs which is likely to impact the value of one or more foreign securities held by the Portfolio occurs after the time at which the foreign market for such securities closes but before the time that the Portfolio’s NAV is calculated on any business day, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Portfolio determines its NAV. In such a case, the Portfolio will use the fair value of such securities as determined under the Portfolio’s valuation procedures. Events after the close of trading on a foreign market that could require the Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the United States and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets, the effect of the behavior of such markets on fair value of the securities or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Portfolio’s NAV.

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Options on securities, currencies, futures and other financial instruments purchased by the Portfolio are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options.

The price of silver and gold bullion is determined by measuring the mean between the closing bid and asked quotations of silver and gold bullion set at the time of the close of the NYSE on each date that the NYSE is open for business.

The fair value of other assets is added to the value of all securities positions to arrive at the value of the Portfolio’s total assets. The Portfolio’s liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Portfolio’s net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

In computing the NAV for the Portfolio, all specific liabilities incurred or accrued are deducted from the Portfolio’s net assets.

Orders received by dealers prior to Market Close will be confirmed at the offering price computed as of Market Close provided the order is received by the Transfer Agent prior to Market Close that same day. It is the responsibility of the dealer to insure that all orders are transmitted timely to the Portfolio. Orders received by dealers after Market Close will be confirmed at the next computed offering price as described in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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